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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 1999



                                 STAFFMARK, INC.
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             (Exact name of registrant as specified in its charter)


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
           Delaware                                  0-20971                              71-0788538
-------------------------------              ------------------------                  -----------------
(State or other jurisdiction of              (Commission File Number)                  ( I.R.S. Employer
 incorporation or organization)                                                       Identification No.)
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               234 East Millsap Road, Fayetteville, Arkansas 72703
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               (Address of principal executive offices) (zip code)

        Registrant's telephone number, including area code (501) 973-6000
        -----------------------------------------------------------------
                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         Attached as an exhibit to this Form 8-K is a copy of a StaffMark, Inc. press release which was disseminated publicly on August 29, 1999.

     (c)  Exhibits. The following exhibit is filed with this Form 8-K:

          99.1 StaffMark, Inc. Press Release dated August 29, 1999.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               STAFFMARK, INC.
                                               (Registrant)

Date: August 29, 1999                          By:  /s/ Terry C. Bellora
                                                  ------------------------------
                                                  Terry C. Bellora
                                                  Chief Financial Officer


                                  EXHIBIT INDEX
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EXHIBIT NO.                           DESCRIPTION
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
   99.1                 StaffMark, Inc. Press Release dated August 29, 1999.
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